UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

       QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
                               INVESTMENT COMPANY

                  Investment Company Act file number 811-22452
                                                    -----------

                            First Trust Series Fund
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
             ------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
             ------------------------------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: January 31, 2015
                                            ------------------

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SCHEDULE OF INVESTMENTS. The Schedule(s) of Investments is attached herewith.


FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS
JANUARY 31, 2015 (UNAUDITED)

                                                                            STATED        STATED
     SHARES                            DESCRIPTION                           RATE        MATURITY          VALUE
----------------  -----------------------------------------------------  ------------  -------------  ---------------
$25 PAR PREFERRED SECURITIES - 30.7%

                  BANKS - 8.9%
          15,000  Bank of America Corp., Series W .....................      6.63%          (a)       $       390,938
          84,621  Citigroup Capital XIII (b) ..........................      7.88%       10/30/40           2,238,225
          51,772  Citigroup, Inc., Series AA ..........................      8.13%          (a)             1,470,325
          55,000  Citigroup, Inc., Series K (b) .......................      6.88%          (a)             1,478,400
          50,878  First Niagara Financial Group., Inc.,
                     Series B (b) .....................................      8.63%          (a)             1,400,163
          15,000  First Republic Bank, Series A .......................      6.70%          (a)               396,000
          33,966  FNB Corp. (b) .......................................      7.25%          (a)               918,780
          50,000  Royal Bank of Scotland Group PLC, Series T ..........      7.25%          (a)             1,277,500
          44,426  Webster Financial Corp., Series E ...................      6.40%          (a)             1,104,430
          40,000  Wells Fargo & Co. (b) ...............................      6.63%          (a)             1,112,400
          41,133  Zions Bancorporation, Series F ......................      7.90%          (a)             1,155,837
          35,000  Zions Bancorporation, Series G (b) ..................      6.30%          (a)               915,250
                                                                                                      ---------------
                                                                                                           13,858,248
                                                                                                      ---------------

                  CAPITAL MARKETS - 5.3%
         107,230  Ares Capital Corp....................................      7.75%       10/15/40           2,794,414
          73,392  Morgan Stanley, Series E (b) ........................      7.13%          (a)             2,051,306
          30,000  Morgan Stanley, Series G ............................      6.63%          (a)               780,900
          87,178  Prospect Capital Corp................................      6.95%       11/15/22           2,218,680
          14,303  Stifel Financial Corp................................      5.38%       12/31/22             369,304
                                                                                                      ---------------
                                                                                                            8,214,604
                                                                                                      ---------------

                  CONSUMER FINANCE - 0.4%
          10,654  Capital One Financial Corp., Series C ...............      6.25%          (a)               272,316
          10,800  Capital One Financial Corp., Series D ...............      6.70%          (a)               285,444
                                                                                                      ---------------
                                                                                                              557,760
                                                                                                      ---------------

                  DIVERSIFIED FINANCIAL SERVICES - 0.7%
          14,873  KKR Financial Holdings LLC ..........................      8.38%       11/15/41             419,121
           2,100  RBS Capital Funding Trust V, Series E ...............      5.90%          (a)                51,324
          26,198  RBS Capital Funding Trust VI, Series F ..............      6.25%          (a)               644,733
                                                                                                      ---------------
                                                                                                            1,115,178
                                                                                                      ---------------

                  DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
          47,778  Qwest Corp...........................................      7.50%       09/15/51           1,290,484
                                                                                                      ---------------

                  FOOD PRODUCTS - 2.9%
           8,441  CHS, Inc., Series 1 .................................      7.88%          (a)               237,023
         131,428  CHS, Inc., Series 2 (b) .............................      7.10%          (a)             3,436,842
          30,000  CHS, Inc., Series 4 .................................      7.50%          (a)               796,200
                                                                                                      ---------------
                                                                                                            4,470,065
                                                                                                      ---------------

                  INSURANCE - 5.5%
          10,530  Allstate Corp., Series C ............................      6.75%          (a)               291,576
          60,000  Allstate Corp., Series E ............................      6.63%          (a)             1,638,600
          69,819  Aspen Insurance Holdings Ltd. (b) ...................      5.95%          (a)             1,761,534
          27,842  Aspen Insurance Holdings Ltd.........................      7.25%          (a)               731,409


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2015 (UNAUDITED)

                                                                            STATED        STATED
     SHARES                            DESCRIPTION                           RATE        MATURITY          VALUE
----------------  -----------------------------------------------------  ------------  -------------  ---------------
$25 PAR PREFERRED SECURITIES (CONTINUED)

                  INSURANCE (CONTINUED)
          77,306  Endurance Specialty Holdings Ltd., Series A .........      7.75%          (a)       $     2,025,417
          81,733  Endurance Specialty Holdings Ltd., Series B .........      7.50%          (a)             2,174,915
             321  PartnerRe Ltd., Series E ............................      7.25%          (a)                 8,725
                                                                                                      ---------------
                                                                                                            8,632,176
                                                                                                      ---------------

                  MULTI-UTILITIES - 1.9%
         120,618  SCANA Corp...........................................      7.70%       01/30/65           3,017,862
                                                                                                      ---------------

                  REAL ESTATE INVESTMENT TRUSTS - 4.3%
          52,600  American Realty Capital Properties, Inc.,
                     Series F .........................................      6.70%          (a)             1,213,482
          33,777  Digital Realty Trust, Inc., Series E ................      7.00%          (a)               877,189
          65,214  DuPont Fabros Technology, Inc., Series A ............      7.88%          (a)             1,695,564
             173  EPR Properties, Series F ............................      6.63%          (a)                 4,493
             669  National Retail Properties, Inc., Series D ..........      6.63%          (a)                17,655
         114,956  Regency Centers Corp., Series 6 .....................      6.63%          (a)             2,991,155
                                                                                                      ---------------
                                                                                                            6,799,538
                                                                                                      ---------------
                  TOTAL $25 PAR PREFERRED SECURITIES ...............................................       47,955,915
                  (Cost $47,648,038)                                                                  ---------------

$100 PAR PREFERRED SECURITIES - 6.5%

                  BANKS - 3.4%
          32,500  CoBank ACB, Series F (b) ............................      6.25%          (a)             3,351,563
          21,600  CoBank ACB, Series G ................................      6.13%          (a)             1,992,600
                                                                                                      ---------------
                                                                                                            5,344,163
                                                                                                      ---------------

                  ELECTRIC UTILITIES - 1.4%
          20,813  Southern California Edison Co., Series A (d) ........      3.78%          (a)             2,107,316
                                                                                                      ---------------


                  INSURANCE - 1.7%
          25,631  Principal Financial Group, Inc., Series A (b) .......      5.56%          (a)             2,611,960
                                                                                                      ---------------

                  TOTAL $100 PAR PREFERRED SECURITIES ..............................................       10,063,439
                  (Cost $10,022,327)                                                                  ---------------

$1,000 PAR PREFERRED SECURITIES - 4.1%

                  BANKS - 2.0%
           2,559  Farm Credit Bank of Texas, Series 1 (e) .............     10.00%          (a)             3,209,146
                                                                                                      ---------------

                  DIVERSIFIED TELECOMMUNICATION SERVICES - 2.1%
           2,500  Centaur Funding Corp. (f) ...........................      9.08%       04/21/20           3,211,719
                                                                                                      ---------------
                  TOTAL $1,000 PAR PREFERRED SECURITIES ............................................        6,420,865
                  (Cost $6,307,490)                                                                   ---------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2015 (UNAUDITED)

      PAR                                                                   STATED        STATED
     AMOUNT                            DESCRIPTION                           RATE        MATURITY          VALUE
----------------  -----------------------------------------------------  ------------  -------------  ---------------
CAPITAL PREFERRED SECURITIES - 57.2%

                  BANKS - 19.5%
$      2,400,000  Banco Bilbao Vizcaya Argentaria S.A. (b) ............      9.00%          (a)       $     2,613,240
       2,000,000  Banco do Brasil S.A. (b) (c) ........................      9.00%          (a)             1,749,400
       2,500,000  Bank of America Corp., Series Z (b) .................      6.50%          (a)             2,624,217
       1,000,000  Credit Agricole S.A. (b) (c) ........................      6.63%          (a)               983,000
       1,000,000  Credit Agricole S.A. (b) ............................      8.38%          (a)             1,165,000
       1,000,000  Dresdner Funding Trust I ............................      8.15%       06/30/31           1,193,750
       2,500,000  Fuerstenberg Capital International Sarl &
                     Cie SECS (b) .....................................     10.25%          (a)             2,559,375
       2,100,000  HSBC Capital Funding L.P. (b) .......................     10.18%          (a)             3,208,022
       2,000,000  JPMorgan Chase & Co., Series S (b) ..................      6.75%          (a)             2,149,374
       2,275,000  Lloyds Bank PLC (b) (c) .............................     12.00%          (a)             3,258,937
       1,000,000  M&T Capital Trust II (e) ............................      8.28%       06/01/27           1,016,456
       1,000,000  National Australia Bank Ltd. (b) ....................      8.00%          (a)             1,076,825
       1,298,000  Natixis S.A. (b) ....................................     10.00%          (a)             1,523,528
       2,145,000  NIBC Bank N.V........................................      7.63%          (a)             2,166,100
       1,000,000  Wells Fargo & Co., Series U (b) .....................      5.88%          (a)             1,047,500
       2,000,000  Zions Bancorporation, Series J (b) ..................      7.20%          (a)             2,120,000
                                                                                                      ---------------
                                                                                                           30,454,724
                                                                                                      ---------------

                  CAPITAL MARKETS - 3.3%
         895,000  Charles Schwab Corp. (b) ............................      7.00%          (a)             1,045,002
       1,000,000  Credit Suisse Group Guernsey I Ltd. (b) .............      7.88%       02/24/41           1,059,375
         900,000  Deutsche Bank AG (b) ................................      7.50%          (a)               878,062
       1,041,000  Deutsche Bank Capital Trust IV (b) (e) ..............      4.59%          (a)             1,009,770
       1,500,000  Goldman Sachs Capital III (d) .......................      4.00%          (a)             1,170,000
                                                                                                      ---------------
                                                                                                            5,162,209
                                                                                                      ---------------

                  DIVERSIFIED FINANCIAL SERVICES - 6.7%
       1,500,000  Banco Btg Pactual S.A. (b) (c) ......................      8.75%          (a)             1,527,000
       3,000,000  General Electric Capital Corp., Series A (b) ........      7.13%          (a)             3,502,500
       2,000,000  General Electric Capital Corp., Series B (b) ........      6.25%          (a)             2,204,000
       3,030,000  Macquarie PMI LLC ...................................      8.38%          (a)             3,151,200
                                                                                                      ---------------
                                                                                                           10,384,700
                                                                                                      ---------------

                  ELECTRIC UTILITIES - 3.3%
       2,500,000  Enel SpA (b) (c) ....................................      8.75%       09/24/73           2,974,375
       2,000,000  Southern California Edison Co., Series E (b) ........      6.25%          (a)             2,227,500
                                                                                                      ---------------
                                                                                                            5,201,875
                                                                                                      ---------------

                  FOOD PRODUCTS - 2.0%
       3,000,000  Land O'Lakes Capital Trust I (c) ....................      7.45%       03/15/28           3,120,000
                                                                                                      ---------------

                  INSURANCE - 20.3%
       2,528,000  American International Group, Inc. (b) ..............      8.18%       05/15/58           3,476,000
       4,200,000  Aquarius + Investments PLC for Swiss
                     Reinsurance Co., Ltd. (b) ........................      8.25%          (a)             4,698,750
       2,215,000  Assured Guaranty Municipal Holdings, Inc.
                     (b) (c) ..........................................      6.40%       12/15/66           1,877,213
       1,500,000  Assured Guaranty US Holdings, Series A (b) ..........      6.40%       12/15/66           1,320,000
       2,000,000  Aviva PLC ...........................................      8.25%          (a)             2,252,086


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2015 (UNAUDITED)

      PAR                                                                   STATED        STATED
     AMOUNT                            DESCRIPTION                           RATE        MATURITY          VALUE
----------------  -----------------------------------------------------  ------------  -------------  ---------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

                  INSURANCE (CONTINUED)
$      1,000,000  Catlin Insurance Co., Ltd. (b) ......................      7.25%          (a)       $       997,500
       2,500,000  CNP Assurances (b) ..................................      7.50%          (a)             2,791,000
       2,066,000  Dai-ichi Life Insurance Co., Ltd. (The) (b) (c) .....      7.25%          (a)             2,430,756
       2,500,000  Friends Life Holdings PLC (b) .......................      7.88%          (a)             2,827,220
         500,000  La Mondiale SAM (b) .................................      7.63%          (a)               548,438
       3,285,000  Liberty Mutual Group, Inc. (b) ......................     10.75%       06/15/58           5,058,900
       1,587,000  MetLife Capital Trust X (c) .........................      9.25%       04/08/38           2,284,288
       1,000,000  Mitsui Sumitomo Insurance Co., Ltd. (b) (c) .........      7.00%       03/15/72           1,171,081
                                                                                                      ---------------
                                                                                                           31,733,232
                                                                                                      ---------------

                  MULTI-UTILITIES - 2.1%
       3,000,000  RWE AG (b) ..........................................      7.00%       10/12/72           3,232,800
                                                                                                      ---------------
                  TOTAL CAPITAL PREFERRED SECURITIES ...............................................       89,289,540
                  (Cost $88,877,396)                                                                  ---------------

   PRINCIPAL                                                                STATED        STATED
     VALUE                             DESCRIPTION                           RATE        MATURITY          VALUE
----------------  -----------------------------------------------------  ------------  -------------  ---------------
CORPORATE BONDS AND NOTES - 0.7%

                  INSURANCE - 0.7%
       1,220,000  Genworth Holdings, Inc...............................      6.50%       06/15/34           1,030,066
                                                                                                      ---------------
                  TOTAL CORPORATE BONDS AND NOTES ..................................................        1,030,066
                  (Cost $1,099,700)                                                                   ---------------

                  TOTAL INVESTMENTS - 99.2% ........................................................      154,759,825
                  (Cost $153,954,951) (g)

                  NET OTHER ASSETS AND LIABILITIES - 0.8% ..........................................        1,287,660
                                                                                                      ---------------
                  NET ASSETS - 100.0% ..............................................................  $   156,047,485
                                                                                                      ===============

-----------------------------

(a)   Perpetual maturity.

(b) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at January 31, 2015. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the First Trust Series Fund's (the "Trust") Board of Trustees, this security has been determined to be liquid by Stonebridge Advisors LLC, the Fund's sub-advisor (the "Sub-Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At January 31, 2015, securities noted as such amounted to $21,376,050 or 13.70% of net assets.

(d) Floating rate security. The interest rate shown reflects the rate in effect at January 31, 2015.

(e) Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by the Sub-Advisor.

(f) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Quarterly Portfolio of Investments).

(g) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,036,105 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,231,231.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of January 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Quarterly Portfolio of Investments):

                                                                                  LEVEL 2       LEVEL 3
                                                       TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                                                      VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
INVESTMENTS                                          1/31/2015       PRICES        INPUTS        INPUTS
--------------------------------------------------  ------------  ------------  ------------  ------------
$25 Par Preferred Securities* ....................  $ 47,955,915  $ 47,955,915  $         --  $         --
$100 Par Preferred Securities* ...................    10,063,439            --    10,063,439            --
$1,000 Par Preferred Securities* .................     6,420,865            --     6,420,865            --
Capital Preferred Securities* ....................    89,289,540            --    89,289,540            --
Corporate Bonds and Notes* .......................     1,030,066            --     1,030,066            --
                                                    ------------  ------------  ------------  ------------
Total Investments ................................  $154,759,825  $ 47,955,915  $106,803,910  $         --
                                                    ============  ============  ============  ============

* See the Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at January 31, 2015.

NOTES TO QUARTERLY PORTFOLIO OF INVESTMENTS

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          JANUARY 31, 2015 (UNAUDITED)


                                1. ORGANIZATION

First Trust Preferred Securities and Income Fund (the "Fund") is a series of First Trust Series Fund (the "Trust"), a Massachusetts business trust organized on July 9, 2010, and is registered as a non-diversified, open-end management investment company wit h the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers five classes of shares: Class A, Class C, Class F, Class I and Class R3. Each class represents an intere st in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.

                     2. VALUATION AND INVESTMENT PRACTICES

A. PORTFOLIO VALUATION:

The net asset value ("NAV") for each class of shares of the Fund is determined daily as of the close of trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing at the principal markets for those securities. The NAV for each class is calculated by dividing the value of the Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third party pricing service, or are determined by the Pricing Committee of the Trust's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")), are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;

            2) the liquidity conditions in the relevant market and changes thereto;

            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

            4) issuer-specific conditions (such as significant credit deterioration); and

            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          JANUARY 31, 2015 (UNAUDITED)


Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of January 31, 2015, is included with the Fund's Portfolio of Investments.

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          JANUARY 31, 2015 (UNAUDITED)


B. SECURITIES TRANSACTIONS:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of January 31, 2015, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") has deemed illiquid pursuant to procedures adopted by the Trust's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity date and yield for these issuers.


                                                  ACQUISITION                       CURRENT     CARRYING                  % OF NET
SECURITY                                             DATE             SHARES         PRICE        COST         VALUE       ASSETS
---------------------------------------------  -----------------  ---------------  ----------  -----------  -----------  -----------
Centaur Funding Corp., 9.08%, 4/21/20          7/17/14 - 1/09/15      2,500        $ 1,284.69  $ 3,128,350  $ 3,211,719     2.06%

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
JANUARY 31, 2015 (UNAUDITED)

     SHARES                                   DESCRIPTION                                    VALUE
----------------  --------------------------------------------------------------------  ---------------
COMMON STOCKS - 88.8%

                  AIR FREIGHT & LOGISTICS - 3.0%
           2,885  Forward Air Corp. ..................................................  $       129,536
                                                                                        ---------------

                  BANKS - 3.0%
           2,575  Bank of Marin Bancorp ..............................................          126,201
                                                                                        ---------------

                  CAPITAL MARKETS - 3.3%
          16,640  PennantPark Investment Corp. (a)....................................          139,610
                                                                                        ---------------

                  COMMERCIAL SERVICES & SUPPLIES - 3.2%
           5,420  Ritchie Bros. Auctioneers, Inc. ....................................          135,500
                                                                                        ---------------

                  ELECTRICAL EQUIPMENT - 6.3%
           3,870  Franklin Electric Co., Inc. ........................................          132,393
           6,787  Thermon Group Holdings, Inc. (b)....................................          138,794
                                                                                        ---------------
                                                                                                271,187
                                                                                        ---------------

                  ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.1%
           1,857  MTS Systems Corp. ..................................................          134,224
                                                                                        ---------------

                  ENERGY EQUIPMENT & SERVICES - 1.1%
           4,755  C&J Energy Services, Inc. (b).......................................           48,977
                                                                                        ---------------

                  FOOD PRODUCTS - 3.1%
           4,541  Snyder's-Lance, Inc. ...............................................          132,098
                                                                                        ---------------

                  HEALTH CARE EQUIPMENT & SUPPLIES - 7.6%
           3,515  Haemonetics Corp. (b)...............................................          139,194
           1,397  Halyard Health, Inc. (b)............................................           62,264
           2,500  West Pharmaceutical Services, Inc. .................................          123,275
                                                                                        ---------------
                                                                                                324,733
                                                                                        ---------------

                  HEALTH CARE PROVIDERS & SERVICES - 7.4%
           2,790  Patterson Cos., Inc. ...............................................          139,751
           3,395  VCA, Inc. (b).......................................................          176,880
                                                                                        ---------------
                                                                                                316,631
                                                                                        ---------------

                  HOTELS, RESTAURANTS & LEISURE - 3.2%
           9,703  Potbelly Corp. (b)..................................................          136,133
                                                                                        ---------------

                  INDUSTRIAL CONGLOMERATES - 3.3%
           6,605  Raven Industries, Inc. .............................................          141,611
                                                                                        ---------------

                  INSURANCE - 9.8%
           4,620  Brown & Brown, Inc. ................................................          142,527
           7,845  OneBeacon Insurance Group Ltd., Class A ............................          124,030
           3,199  RLI Corp. ..........................................................          150,065
                                                                                        ---------------
                                                                                                416,622
                                                                                        ---------------

                  LIFE SCIENCES TOOLS & SERVICES - 3.2%
           1,465  Bio-Techne Corp. ...................................................          136,274
                                                                                        ---------------

                  MACHINERY - 9.1%
           1,900  Graco, Inc. ........................................................          135,356
           4,117  John Bean Technologies Corp. .......................................          124,292

                See Notes to Quarterly Portfolio of Investments

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2015 (UNAUDITED)

     SHARES                                   DESCRIPTION                                    VALUE
----------------  --------------------------------------------------------------------  ---------------
COMMON STOCKS (CONTINUED)

                  MACHINERY (CONTINUED)
           4,154  Mueller Industries, Inc. ...........................................  $       130,394
                                                                                        ---------------
                                                                                                390,042
                                                                                        ---------------

                  MEDIA - 3.5%
           2,224  Morningstar, Inc. ..................................................          148,096
                                                                                        ---------------

                  PROFESSIONAL SERVICES - 3.2%
           1,709  Exponent, Inc. .....................................................          136,959
                                                                                        ---------------

                  REAL ESTATE INVESTMENT TRUSTS - 2.9%
           7,250  Gladstone Commercial Corp. .........................................          126,150
                                                                                        ---------------

                  REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.3%
           4,213  RE/MAX Holdings, Inc., Class A .....................................          140,209
                                                                                        ---------------

                  ROAD & RAIL - 3.2%
           2,106  Landstar System, Inc. ..............................................          134,952
                                                                                        ---------------

                  TEXTILES, APPAREL & LUXURY GOODS - 3.0%
           6,300  Culp, Inc. .........................................................          126,567
                                                                                        ---------------

                  TOTAL INVESTMENTS - 88.8% ..........................................        3,792,312
                  (Cost $3,405,830) (c)

                  NET OTHER ASSETS AND LIABILITIES - 11.2% ...........................          478,843
                                                                                        ---------------
                  NET ASSETS - 100.0% ................................................  $     4,271,155
                                                                                        ===============

-----------------------------

(a)   Business Development Company

(b)   Non-income producing security.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $486,502 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $100,020.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of January 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Quarterly Portfolio of Investments):

                                                                                  LEVEL 2       LEVEL 3
                                                       TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                                                      VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
INVESTMENTS                                          1/31/2015       PRICES        INPUTS        INPUTS
--------------------------------------------------  ------------  ------------  ------------  ------------
Common Stocks*....................................  $  3,792,312  $  3,792,312  $         --  $         --
                                                    ============  ============  ============  ============

*See the Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be on the last day of the period at their current value. There were no transfers between Levels at January 31, 2015.

                See Notes to Quarterly Portfolio of Investments

NOTES TO QUARTERLY PORTFOLIO OF INVESTMENTS

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          JANUARY 31, 2015 (UNAUDITED)

                                1. ORGANIZATION

First Trust/Confluence Small Cap Value Fund (the "Fund") is a series of the First Trust Series Fund (the "Trust"), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers four classes of shares: Class A, Class C, Class I and Class R3. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.

                     2. VALUATION AND INVESTMENT PRACTICES

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The NAV for each class is calculated by dividing the value of the Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. (the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          JANUARY 31, 2015 (UNAUDITED)

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of January 31, 2015, is included with the Fund's Portfolio of Investments.

C. SECURITIES TRANSACTIONS:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

                              3. SUBSEQUENT EVENT

Effective on or about March 23, 2015, all current Class R3 Shares of the Fund will be liquidated and no new Class R3 Shares will be available for purchase.

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS
JANUARY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                                 STATED
     VALUE                              DESCRIPTION                           RATE (a)    MATURITY (b)        VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS - 63.2%

                  AEROSPACE & DEFENSE - 0.1%
$        184,462  DynCorp International, Inc., Term Loan .................     6.25%        07/07/16     $       183,078
                                                                                                         ---------------

                  AGRICULTURAL PRODUCTS - 0.4%
         688,492  Jimmy Sanders (Pinnacle Operating Corp.),
                     Term B Loan Refinancing (First Lien) ................     4.75%        11/15/18             682,468
                                                                                                         ---------------
                  APPAREL RETAIL - 0.5%
         398,000  J.C. Penney Corp., Inc, Term Loan ......................     5.00%        06/20/19             385,762
         495,011  Neiman Marcus Group, Inc., The, Other Term
                     Loan ................................................     4.25%        10/25/20             479,398
                                                                                                         ---------------
                                                                                                                 865,160
                                                                                                         ---------------

                  APPLICATION SOFTWARE - 0.8%
         968,147  Infor (US), Inc., Tranche B-5 Term Loan ................     3.75%        06/03/20             944,146
          23,940  Mitchell International, Inc., Initial Term
                     Loan ................................................     4.50%        10/13/20              23,645
         262,817  Triple Point Technologies, Inc., Term Loan B ...........     5.25%        07/10/20             237,193
                                                                                                         ---------------
                                                                                                               1,204,984
                                                                                                         ---------------

                  ASSET MANAGEMENT & CUSTODY BANKS - 0.4%
         524,195  American Beacon Advisors, Inc., Initial Term
                     Loan ................................................     4.75%        11/22/19             520,264
         125,000  Guggenheim Partners Investment Management
                     Holdings LLC, Initial Term Loan .....................     4.25%        07/22/20             124,375
                                                                                                         ---------------
                                                                                                                 644,639
                                                                                                         ---------------

                  AUTO PARTS & EQUIPMENT - 1.8%
          78,229  Affinia Group, Inc., Tranche B-2 Term Loan .............     4.75%        04/27/20              77,838
         597,000  Cooper Standard Holdings (CS Intermediate
                     Holdco 2 LLC), Term Loan ............................     4.00%        04/04/21             588,606
       1,077,300  Gates Global LLC, Initial Dollar Term Loan .............     4.25%        07/05/21           1,049,290
         397,037  Metaldyne Performance Group (MPG Holdco I,
                     Inc.), Initial Term Loan ............................     4.25%        10/20/21             396,640
         245,000  Remy International, Inc., Term B Loan 2013 .............     4.25%        03/05/20             242,550
         485,137  Tower Automotive Holdings USA LLC, Initial
                     Term Loan (2014) ....................................     4.00%        04/23/20             474,828
                                                                                                         ---------------
                                                                                                               2,829,752
                                                                                                         ---------------

                 BROADCASTING - 2.5%
         149,362  Clear Channel Communications, Inc., Tranche
                     D Term Loan .........................................     6.92%        01/30/19             139,075
       1,700,000  Clear Channel Communications, Inc., Tranche
                     E Term Loan .........................................     7.67%        07/30/19           1,603,457
          46,192  Cumulus Media Holdings, Inc., Term Loan ................     4.25%        12/23/20              45,153
         624,447  Hubbard Radio LLC, Tranche 1 Term Loan .................     4.50%        04/29/19             615,474
         400,000  Media General, Inc., Term Loan B2 ......................     4.25%        07/03/20             397,500
         667,031  NEP/NCP Holdco, Inc., Amendment No. 3
                     Incremental Term Loan (First Lien) ..................     4.25%        01/22/20             645,906


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                                 STATED
     VALUE                              DESCRIPTION                           RATE (a)    MATURITY (b)        VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  BROADCASTING (CONTINUED)
$         28,571  NEP/NCP Holdco, Inc., Term Loan (Second
                     Lien) ...............................................     9.50%        07/22/20     $        27,714
         491,203  Univision Communications, Inc., 2013
                     Incremental Term Loan ...............................     4.00%        03/01/20             483,486
                                                                                                         ---------------
                                                                                                               3,957,765
                                                                                                         ---------------

                  BUILDING PRODUCTS - 0.5%
         640,226  Apex Tool Group LLC, Term Loan .........................     4.50%        01/31/20             621,550
         167,666  Unifrax Holding Co., New Term Dollar Loan ..............     4.25%        11/28/18             165,319
                                                                                                         ---------------
                                                                                                                 786,869
                                                                                                         ---------------
                  CASINOS & GAMING - 5.4%
         750,000  Amaya Holdings B.V., 2nd Lien TL .......................     8.00%        07/31/22             734,865
       2,493,750  Amaya Holdings B.V., Initial Term B Loan
                     (First Lien) ........................................     5.00%        08/01/21           2,440,359
         992,481  Caesars Entertainment Resort Properties LLC,
                     Term B Loan .........................................     7.00%        10/11/20             944,971
       3,329,273  Caesars Growth Partners LLC, Term B Loan
                     (First Lien) ........................................     6.25%        05/08/21           3,036,763
         259,790  CityCenter Holdings LLC, Term B Loan ...................     4.25%        10/16/20             258,166
         257,325  ROC Finance LLC, Funded Term B Loan ....................     5.00%        06/20/19             239,312
         975,540  Station Casinos, Inc., B Term Loan .....................     4.25%        03/02/20             959,864
                                                                                                         ---------------
                                                                                                               8,614,300
                                                                                                         ---------------
                  COAL & CONSUMABLE FUELS - 0.2%
         392,467  Arch Coal, Inc., Term Loan .............................     6.25%        05/16/18             280,335
                                                                                                         ---------------

                  COMMUNICATIONS EQUIPMENT - 0.1%
         171,331  Mitel Networks Corp., Term Loan ........................     5.25%        01/31/20             171,031
                                                                                                         ---------------

                  COMPUTER HARDWARE - 1.8%
       2,809,044  Dell, Inc., Term B Loan ................................     4.50%        04/29/20           2,810,224
                                                                                                         ---------------

                  CONSTRUCTION MACHINERY & HEAVY TRUCKS - 0.1%
         115,518  Navistar, Inc., Tranche B Term Loan ....................     5.75%        08/17/17             115,518
                                                                                                         ---------------

                  CONSUMER FINANCE - 1.4%
         343,783  Altisource Solutions S.A.R.L., Term B Loan .............     4.50%        12/09/20             255,259
       1,129,875  Ocwen Loan Servicing LLC, Initial Term Loan ............     5.00%        02/15/18           1,051,586
       1,078,719  Walter Investment Management Corp., Tranche
                     B Term Loan .........................................     4.75%        12/18/20             941,182
                                                                                                         ---------------
                                                                                                               2,248,027
                                                                                                         ---------------
                  DATA PROCESSING & OUTSOURCED SERVICES - 1.0%
       1,119,375  Interactive Data Corp., Term Loan ......................     4.75%        05/02/21           1,114,058
         496,250  Sungard Availability Services Capital, Inc.,
                     Term Loan B .........................................     6.00%        03/29/19             415,197
                                                                                                         ---------------
                                                                                                               1,529,255


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                                 STATED
     VALUE                              DESCRIPTION                           RATE (a)    MATURITY (b)        VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  DIVERSIFIED SUPPORT SERVICES - 0.6%
$      1,018,286  SMG Holdings, Inc., Term Loan B ........................     4.50%        02/27/20     $     1,009,376
                                                                                                         ---------------

                  EDUCATION SERVICES - 0.1%
         125,000  Bright Horizons Family Solutions, Inc., Term
                     B-1 Loan ............................................     4.25%        01/30/20             124,063
                                                                                                         ---------------

                  ELECTRIC UTILITIES - 0.3%
         100,000  TXU (Texas Competitive Electric Holdings Co. LLC), 2014
                     Term Loan (Non-Extending) (c) (d) ...................     4.66%        10/10/14              61,979
         750,000  TXU (Texas Competitive Electric Holdings Co.
                     LLC), 2017 Term Loan (Extending) (c) (d) ............     4.66%        10/10/17             467,295
                                                                                                         ---------------
                                                                                                                 529,274
                                                                                                         ---------------

                  ELECTRONIC EQUIPMENT & INSTRUMENT - 0.5%
         750,000  Zebra Technologies Corp., Term Loan B ..................     4.75%        10/27/21             753,750
                                                                                                         ---------------

                  ENVIRONMENTAL & FACILITIES SERVICES - 1.0%
         748,125  ServiceMaster Co., Initial Term Loan ...................     4.25%        07/01/21             738,070
         792,000  WTG Holdings III Corp. (EWT Holdings III
                      Corp.), Term Loan (First Lien) .....................     4.75%        01/15/21             778,140
                                                                                                         ---------------
                                                                                                               1,516,210
                                                                                                         ---------------

                  HEALTH CARE EQUIPMENT - 1.1%
         448,608  Carestream Health, Inc. (Onex Carestream
                     Finance L.P.), Term Loan (First Lien
                     2013) ...............................................     5.00%        06/07/19             447,347
         567,218  DJO Finance LLC (ReAble Therapeutics Finance
                     LLC), New Tranche B Term Loan .......................     4.25%        09/15/17             565,267
         281,646  Ikaria, Inc., Initial Term Loan (First Lien) ...........     5.00%        02/12/21             280,531
         542,146  Kinetic Concepts, Inc., Dollar Term E-1 Loan ...........     4.00%        05/04/18             535,960
                                                                                                         ---------------
                                                                                                               1,829,105
                                                                                                         ---------------

                  HEALTH CARE FACILITIES - 0.9%
         800,000  Surgery Centers Holdings, Inc., Initial Term
                     Loan (First Lien) ...................................     5.25%        11/03/20             779,000
         661,462  Surgical Care Affiliates LLC, Class B Term
                     Loan - Extending ....................................     4.26%        12/29/17             653,193
          48,879  United Surgical Partners International,
                     Inc., New Tranche B Term Loan .......................     4.75%        04/03/19              48,676
                                                                                                         ---------------
                                                                                                               1,480,869
                                                                                                         ---------------
                  HEALTH CARE SERVICES - 2.6%
         653,711  CareCore National LLC, Term Loan .......................     5.50%        03/05/21             650,854
       1,144,250  Curo Health Services Holdings, Inc., Initial
                     Term Loan (First Lien) ..............................     5.75%        06/08/20           1,140,440
         744,361  Gentiva Health Services, Inc., Initial Term
                     B Loan ..............................................     6.50%        10/18/19             742,269


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                                 STATED
     VALUE                              DESCRIPTION                           RATE (a)    MATURITY (b)        VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  HEALTH CARE SERVICES (CONTINUED)
$        231,250  Hentiva Health Services, Inc., Initial Term
                     C Loan ..............................................     5.75%        10/18/18     $       230,480
       1,080,625  Healogics, Inc., Initial Term Loan (First
                     Lien) ...............................................     5.25%        07/01/21           1,060,817
         378,150  Heartland Dental Care LLC, Incremental Term
                     Loan ................................................     5.50%        12/21/18             372,950
                                                                                                         ---------------
                                                                                                               4,197,810
                                                                                                         ---------------

                  HEALTH CARE SUPPLIES - 0.3%
         399,000  Sage Products Holdings III LLC, Term Loan B ............     5.00%        12/13/19             400,496
                                                                                                         ---------------

                  HEALTH CARE TECHNOLOGY - 1.1%
         597,000  Connolly Holdings, Inc., Initial Term Loan
                     (First Lien) ........................................     5.00%        05/14/21             595,884
         100,000  Healthport Technologies LLC (CT Technologies
                     Intermediate Holdings, Inc.), Initial
                     Term Loan ...........................................     6.00%        12/01/21              99,333
       1,038,828  Truven Health Analytics, Inc. (VCPH Holding
                     Corp.), Term Loan B .................................     4.50%        05/31/19           1,002,469

                                                                                                               1,697,686
                                                                                                         ---------------

                  HOMEFURNISHING RETAIL - 0.7%
       1,065,476  Serta Simmons Holdings LLC, Term Loan B ................     4.25%        10/01/19           1,055,269
                                                                                                         ---------------

                  HOTELS, RESORTS & CRUISE LINES - 1.1%
         680,920  Extended Stay America (ESH Hospitality,
                     Inc.), Term Loan ....................................     5.00%        06/24/19             681,771
       1,083,078  La Quinta Intermediate Holdings LLC, Initial
                     Term Loan ...........................................     4.00%        04/14/21           1,072,247
                                                                                                         ---------------
                                                                                                               1,754,018
                                                                                                         ---------------

                  HYPERMARKETS & SUPER CENTERS - 3.4%
       3,122,667  Albertsons LLC, Term B-4 Loan ..........................     4.50%        08/25/21           3,114,486
         232,246  BJ's Wholesale Club, Inc., 2013 (November)
                     Replacement Loan (Second Lien) ......................     8.50%        03/26/20             227,239
       2,140,664  BJ's Wholesale Club, Inc., New 2013
                     (November) Replacement Loan (First Lien) ............     4.50%        09/26/19           2,104,979
                                                                                                         ---------------
                                                                                                               5,446,704
                                                                                                         ---------------
                  INDUSTRIAL MACHINERY - 0.4%
          53,588  Dematic Holdings (Mirror Bidco Corp.), Term
                     Loan B ..............................................     4.25%        12/28/19              52,751
         580,613  Filtration Group Corp., Term Loan (First
                     Lien) ...............................................     4.50%        11/20/20             576,259
                                                                                                         ---------------
                                                                                                                 629,010
                                                                                                         ---------------

                  INSURANCE BROKERS - 2.0%
         562,500  Amwins Group LLC, Delayed Draw Term Loan ...............     5.25%        09/06/19             560,391


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                                 STATED
     VALUE                              DESCRIPTION                           RATE (a)    MATURITY (b)        VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  INSURANCE BROKERS (CONTINUED)
$        322,400  Amwins Group LLC, Term Loan B ..........................     5.25%        09/06/19     $       320,033
         832,342  Confie Seguros Holding II Co., Term B Loan
                     (First Lien) ........................................     5.75%        11/09/18             831,301
         295,500  Cooper Gay Swett & Crawford Ltd., Term Loan
                     (First Lien) ........................................     5.00%        04/16/20             270,876
         180,000  Cooper Gay Swett & Crawford Ltd., Term Loan
                     (Second Lien) .......................................     8.25%        10/16/20             156,600
       1,067,262  HUB International Ltd., Initial Term Loan
                     (New) ...............................................     4.25%        10/02/20           1,033,462
          98,629  USI, Inc. (Compass Investors, Inc.), Initial
                     Term Loan ...........................................     4.25%        12/27/19              96,779
                                                                                                         ---------------
                                                                                                               3,269,442
                                                                                                         ---------------

                  INTEGRATED TELECOMMUNICATION SERVICES - 0.5%
         153,846  Altice International S.A.R.L., Term Loan B .............     5.25%        02/15/22             154,039
         491,300  Avaya, Inc., Term B-3 Loan .............................     4.67%        10/26/17             468,916
         147,819  XO Communications LLC, Initial Term Loan ...............     4.25%        03/20/21             146,218
                                                                                                         ---------------
                                                                                                                 769,173
                                                                                                         ---------------

                  IT CONSULTING & OTHER SERVICES - 0.0%
          35,673  Sirius Computer Solutions, Inc. (SCS
                     Holdings I, Inc.), Term Loan ........................     7.00%        12/07/18              35,851
                                                                                                         ---------------

                  LEISURE FACILITIES - 0.4%
         661,667  Planet Fitness Holdings LLC, Term Loan .................     4.75%        03/31/21             646,779
                                                                                                         ---------------

                  LIFE SCIENCES TOOLS & SERVICES - 4.1%
         640,201  Immucor, Inc., Term B-2 Loan ...........................     5.00%        08/19/18             634,599
       1,300,000  INC Research LLC, Term Loan ............................     4.75%        11/12/21           1,296,425
       2,350,317  InVentiv Health, Inc., Term B-4 Loan ...................     7.75%        05/15/18           2,335,628
         798,000  Millennium Laboratories LLC, Tranche B Term
                     Loan ................................................     5.25%        04/16/21             794,673
       1,077,917  Ortho-Clinical Diagnostics, Inc., Initial
                     Term Loan ...........................................     4.75%        06/30/21           1,033,722
         500,000  Sterigenics International (STHI Intermediate
                     Holding Corp.), Initial Term Loan ...................     4.50%        08/06/21             496,040
                                                                                                         ---------------
                                                                                                               6,591,087
                                                                                                         ---------------

                  METAL & GLASS CONTAINERS - 0.9%
         248,125  Ardagh Holdings USA, Inc. (Ardagh Packaging
                     Finance S.A.), New Term Loan ........................     4.00%        12/17/19             243,472
         613,846  Berlin Packaging LLC, Initial Term Loan
                     (First Lien) ........................................     4.50%        10/01/21             609,052
         199,000  BWAY Intermediate Co., Inc., Initial Term
                     Loan ................................................     5.50%        08/14/20             199,249
         299,250  Mauser Holdings GmBH (CD&R Millennium Holdco
                     6 S.A.R.L), Initial Dollar Term Loan
                     (First Lien) ........................................     4.50%        07/31/21             291,769


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                                 STATED
     VALUE                              DESCRIPTION                           RATE (a)    MATURITY (b)        VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  METAL & GLASS CONTAINERS (CONTINUED)
$        157,895  PODS, Inc., Term Loan B ................................     5.25%        01/13/22     $       157,961
                                                                                                         ---------------
                                                                                                               1,501,503
                                                                                                         ---------------
                  MOVIES & ENTERTAINMENT - 3.0%
       1,733,333  Creative Artists Agency LLC (CAA Holdings
                     LLC), Initial Term Loan .............................     5.50%        12/17/21           1,726,833
       2,494,987  Formula One (Delta 2 Lux S.A.R.L.), Facility
                     B3 (USD) ............................................     4.75%        07/30/21           2,411,405
         125,000  Lions Gate Entertainment Corp., Loan ...................     5.00%        07/19/20             124,688
         100,000  The Weather Company (TWCC Holding Corp.),
                     Term Loan (Second Lien) .............................     7.00%        06/26/20              92,958
         497,500  WME IMG Worldwide, Inc., Term Loan (First
                     Lien) ...............................................     5.25%        05/06/21             484,232
                                                                                                         ---------------
                                                                                                               4,840,116
                                                                                                         ---------------

                  OIL & GAS EXPLORATION & PRODUCTION - 0.4%
         400,000  American Energy Marcellus Holdings LLC,
                     Initial Loan (First Lien) ...........................     5.25%        08/04/20             328,000
         472,222  American Energy Marcellus Holdings LLC,
                     Initial Loan (Second Lien) ..........................     8.50%        08/04/21             352,986
                                                                                                         ---------------
                                                                                                                 680,986
                                                                                                         ---------------

                  OTHER DIVERSIFIED FINANCIAL SERVICES - 1.3%
       2,000,000  First Data Corp., 2021 New Dollar Term Loan ............     4.17%        03/24/21           1,975,620
         191,544  Moneygram International, Inc., Term Loan ...............     4.25%        03/27/20             177,274
                                                                                                         ---------------
                                                                                                               2,152,894
                                                                                                         ---------------

                  PACKAGED FOODS & MEATS - 2.3%
         969,675  Boulder Brands, Inc. (GFA Brands, Inc.),
                     Term Loan B (July 2014) .............................     4.50%        07/09/20             968,462
         508,558  Del Monte Foods, Inc., Initial Loan (First
                     Lien) ...............................................     4.25%        02/18/21             469,567
       1,189,246  Ferrara Candy Co. (Candy Intermediate
                     Holdings, Inc.), Initial Term Loan ..................     7.50%        06/06/18           1,150,595
       1,108,623  New HB Acquisition LLC, Term B Loan ....................     6.75%        04/09/20           1,125,252
                                                                                                         ---------------
                                                                                                               3,713,876
                                                                                                         ---------------

                  PAPER PACKAGING - 0.1%
         148,500  Exopack Holding Corp., Term Loan B .....................     5.25%        04/30/19             148,175
                                                                                                         ---------------

                  PERSONAL PRODUCTS - 0.2%
         354,167  Prestige Brands International, Inc., Term
                     B-2 Loan ............................................     4.50%        09/03/21             353,614
                                                                                                         ---------------

                  PHARMACEUTICALS - 3.1%
         413,736  Akorn, Inc., Loan ......................................     4.50%        04/16/21             412,184
         798,663  Amneal Pharmaceuticals LLC, Term Loan B ................     5.00%        11/01/19             796,172
       1,330,000  Catalent Pharma Solutions, Inc., Dollar Term
                     Loan ................................................     4.25%        05/20/21           1,325,385



                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                                 STATED
     VALUE                              DESCRIPTION                           RATE (a)    MATURITY (b)        VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  PHARMACEUTICALS (CONTINUED)
$      1,457,151  Par Pharmaceutical Cos., Inc., Term B-2 Loan ...........     4.00%        09/30/19     $     1,430,442
         598,500  Patheon, Inc. (JLL/Delta Dutch Newco B.V.),
                     Initial Dollar Term Loan ............................     4.25%        03/11/21             582,789
         380,000  Salix Pharmaceuticals, Ltd., Term Loan .................     4.25%        01/02/20             377,910
                                                                                                         ---------------
                                                                                                               4,924,882
                                                                                                         ---------------

                  PROPERTY & CASUALTY INSURANCE - 0.7%
         589,474  Cunningham Lindsey U.S., Inc., Initial Term
                     Loan (First Lien) ...................................     5.00%        12/10/19             571,053
         600,000  Sedgwick Claims Management Services, Inc.,
                     Initial Loan (Second Lien) ..........................     6.75%        02/28/22             562,500
                                                                                                         ---------------
                                                                                                               1,133,553
                                                                                                         ---------------

                  PUBLISHING - 1.0%
         347,375  Cengage Learning Acquisitions, Inc., Term
                     Loan ................................................     7.00%        03/15/20             344,954
       1,243,750  Mergermarket USA, Inc., 2014 Incremental
                     Term Loan ...........................................     4.50%        02/04/21           1,173,789
                                                                                                         ---------------
                                                                                                               1,518,743
                                                                                                         ---------------

                  REAL ESTATE OPERATING COMPANIES - 0.9%
       1,500,000  ClubCorp Club Operations, Inc., Term Loan B
                     (September 2014) ....................................     4.50%        09/24/20           1,485,000
                                                                                                         ---------------

                  REAL ESTATE SERVICES - 0.2%
         245,644  Realogy Corp., Initial Term B Loan 2014 ................     3.75%        03/05/20             241,591
                                                                                                         ---------------

                  RESEARCH & CONSULTING SERVICES - 1.8%
       1,526,175  Acosta, Inc., Initial Term Loan ........................     5.00%        09/26/21           1,528,083
          29,032  Advantage Sales & Marketing, Inc., Delayed
                     Draw Term Loan (First Lien) .........................     4.25%        07/23/21              28,674
         868,790  Advantage Sales & Marketing, Inc., Initial
                     Term Loan (First Lien) ..............................     4.25%        07/23/21             858,069
         412,554  Information Resources, Inc., Term Loan .................     4.75%        09/30/20             410,491
                                                                                                         ---------------
                                                                                                               2,825,317
                                                                                                         ---------------
                  RESTAURANTS - 2.5%
         330,000  Arby's Restaurant Group (ARG IH Corp.), Term
                     Loan ................................................     4.75%        11/15/20             328,693
          50,000  Focus Brands, Inc., Term Loan (Second Lien) ............    10.25%        08/21/18              50,500
       1,000,000  Portillo's Holdings LLC, Second Lien Term
                     Loan ................................................     8.00%        08/15/22             978,750
       2,161,250  Portillo's Holdings LLC, Term B Loan (First
                     Lien) ...............................................     4.75%        08/02/21           2,129,739
         427,500  Red Lobster Management LLC, Initial Term
                     Loan (First Lien) ...................................     6.25%        07/28/21             424,029
                                                                                                         ---------------
                                                                                                               3,911,711
                                                                                                         ---------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                                 STATED
     VALUE                              DESCRIPTION                           RATE (a)    MATURITY (b)        VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  RETAIL REITS - 0.1%
$        200,000  Capital Automotive LLC, Term Loan (Second
                     Lien) ...............................................     6.00%        04/30/20     $       198,750
                                                                                                         ---------------

                  SECURITY & ALARM SERVICES - 0.1%
          30,250  Garda World Security Corp., Term B Delayed
                     Draw Loan ...........................................     4.00%        11/06/20              29,456
         117,951  Garda World Security Corp., Term Loan B ................     4.00%        10/18/20             114,855
                                                                                                         ---------------
                                                                                                                 144,311
                                                                                                         ---------------

                  SEMICONDUCTORS - 0.6%
         740,644  Freescale Semiconductor, Inc., Tranche B-4
                     Term Loan ...........................................     4.25%        02/28/20             729,534
         237,000  Freescale Semiconductor, Inc., Tranche B5
                     Term Loan ...........................................     5.00%        01/15/21             237,067
                                                                                                         ---------------
                                                                                                                 966,601
                                                                                                         ---------------

                  SPECIALIZED CONSUMER SERVICES - 1.2%
       1,505,313  Asurion LLC, Incremental Tranche B-1 Term
                     Loan ................................................     5.00%        05/24/19           1,494,024
         352,941  Asurion LLC, Term Loan (Second Lien) ...................     8.50%        03/03/21             348,529
         150,000  PSSI (Packers Holdings LLC), Term Loan B ...............     5.00%        12/02/21             149,438
                                                                                                         ---------------
                                                                                                               1,991,991
                                                                                                         ---------------

                  SPECIALIZED FINANCE - 0.8%
         739,389  Duff & Phelps Corp., Initial Term Loan .................     4.50%        04/23/20             729,222
         507,757  FLY Leasing Limited (Fly Funding II
                     S.A.R.L), Loan ......................................     4.50%        08/09/19             504,584
                                                                                                         ---------------
                                                                                                               1,233,806
                                                                                                         ---------------

                  SPECIALTY CHEMICALS - 1.1%
          61,488  A.I. Chem (Allnex (Luxembourg) & Cy S.C.A.),
                     Tranche B-1 Term Loan ...............................     4.50%        10/03/19              60,912
          31,903  A.I. Chem (Allnex (Luxembourg) & Cy S.C.A.),
                     Tranche B-2 Term Loan ...............................     4.50%        10/03/19              31,605
         155,172  ANGUS Chemicals Co. (Aruba Investments,
                     Inc.), Term Loan B ..................................     5.25%        01/31/22             155,172
         377,792  Axalta Coating Systems U.S. Holdings, Inc.,
                     Refinanced Term B Loan ..............................     3.75%        02/01/20             369,763
         399,000  Emerald Performance Materials LLC, Initial
                     Term Loan (First Lien) ..............................     4.50%        07/30/21             392,185
         394,520  NuSil Technology LLC, Term Loan ........................     5.25%        04/07/17             390,279
         111,111  Platform Specialty Products Corp. (fka:
                     Macdermid, Inc.), Term Loan B2 ......................     4.75%        06/07/20             110,861
         284,493  Polymer Group, Inc., Initial Loan ......................     5.25%        12/19/19             282,004
                                                                                                         ---------------
                                                                                                               1,792,781
                                                                                                         ---------------

                  SPECIALTY STORES - 0.6%
         223,214  Toys "R" US-Delaware, Inc., Canadian FILO TL                 8.25%        10/24/19             219,493



                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                                 STATED
     VALUE                              DESCRIPTION                           RATE (a)    MATURITY (b)        VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  SPECIALTY STORES (CONTINUED)
$        276,786  Toys "R" US-Delaware, Inc., FILO Term Loan .............     8.25%        10/24/19     $       272,172
         282,914  Toys "R" US-Delaware, Inc., Term B-2 Loan ..............     5.25%        05/25/18             219,765
         261,914  Toys "R" US-Delaware, Inc., Term B4 Loan ...............     9.75%        04/25/20             241,849
                                                                                                         ---------------
                                                                                                                 953,279
                                                                                                         ---------------

                  SYSTEMS SOFTWARE - 2.1%
         191,613  Applied Systems, Inc., Initial Term Loan
                     (First Lien) ........................................     4.25%        01/25/21             189,996
         225,000  Applied Systems, Inc., Initial Term Loan
                     (Second Lien) .......................................     7.50%        01/24/22             221,344
       2,260,211  BMC Software Finance, Inc., Initial US Term
                     Loan ................................................     5.00%        09/10/20           2,185,352
         750,000  Compuware Corp., Term Loan B ...........................     6.25%        12/31/19             731,250
                                                                                                         ---------------
                                                                                                               3,327,942
                                                                                                         ---------------

                  TRUCKING - 0.1%
         147,375  SIRVA Worldwide, Inc., Loan ............................     7.50%        03/27/19             145,901
                                                                                                         ---------------

                  WIRELESS TELECOMMUNICATION SERVICES - 0.0%
          79,063  Lightower Fiber Networks (LTS Buyer LLC or
                     Sidera Networks, Inc.), Term Loan
                     (Second Lien) .......................................     8.00%        04/12/21              77,205
                                                                                                         ---------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS ...........................................      100,923,905
                  (Cost $103,243,812)                                                                    ---------------


   PRINCIPAL                                                                   STATED        STATED
     VALUE                              DESCRIPTION                            COUPON       MATURITY          VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
CORPORATE BONDS AND NOTES - 25.6%

                  AEROSPACE & DEFENSE - 1.0%
       1,500,000  DigitalGlobe, Inc. (e) .................................     5.25%        02/01/21           1,447,950
         100,000  GenCorp, Inc............................................     7.13%        03/15/21             105,675
                                                                                                         ---------------
                                                                                                               1,553,625
                                                                                                         ---------------

                  AGRICULTURAL PRODUCTS - 0.4%
         455,000  Darling Ingredients, Inc................................     5.38%        01/15/22             455,569
         125,000  Pinnacle Operating Corp. (e) ...........................     9.00%        11/15/20             127,812
                                                                                                         ---------------
                                                                                                                 583,381
                                                                                                         ---------------

                  ALTERNATIVE CARRIERS - 1.3%
         500,000  Level 3 Communications, Inc. (e) .......................     5.75%        12/01/22             506,250
       1,500,000  Level 3 Financing, Inc. (e) ............................     5.38%        08/15/22           1,526,250
                                                                                                         ---------------
                                                                                                               2,032,500
                                                                                                         ---------------

                  APPLICATION SOFTWARE - 1.0%
          62,000  Audatex North America, Inc. (e) ........................     6.00%        06/15/21              64,790
          63,000  Audatex North America, Inc. (e) ........................     6.13%        11/01/23              65,992


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                   STATED        STATED
     VALUE                              DESCRIPTION                            COUPON       MATURITY          VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  APPLICATION SOFTWARE (CONTINUED)
$      1,500,000  Infor Software Parent LLC/Infor Software
                     Parent, Inc. (e) (f) ................................     7.13%        05/01/21     $     1,515,000
                                                                                                         ---------------
                                                                                                               1,645,782
                                                                                                         ---------------

                  AUTO PARTS & EQUIPMENT - 0.3%
         250,000  American Axle & Manufacturing, Inc......................     6.25%        03/15/21             267,813
         250,000  MPG Holdco I, Inc. (e) .................................     7.38%        10/15/22             261,250
                                                                                                         ---------------
                                                                                                                 529,063
                                                                                                         ---------------

                  BROADCASTING - 1.8%
         500,000  Gray Television, Inc....................................     7.50%        10/01/20             516,250
         375,000  LIN Television Corp. (e) ...............................     5.88%        11/15/22             377,812
         188,000  Nexstar Broadcasting, Inc...............................     6.88%        11/15/20             196,695
         100,000  Nexstar Broadcasting, Inc. (e) .........................     6.13%        02/15/22             100,500
         250,000  Sinclair Television Group, Inc..........................     6.38%        11/01/21             260,000
         500,000  Sinclair Television Group, Inc..........................     6.13%        10/01/22             517,500
       1,000,000  Sinclair Television Group, Inc. (e) ....................     5.63%        08/01/24             992,500
                                                                                                         ---------------
                                                                                                               2,961,257
                                                                                                         ---------------

                  BUILDING PRODUCTS - 0.4%
         125,000  American Builders & Contractors Supply
                     Co., Inc. (e) .......................................     5.63%        04/15/21             126,563
         100,000  Apex Tool Group LLC (e) ................................     7.00%        02/01/21              87,500
         500,000  Hillman Group (The), Inc. (e) ..........................     6.38%        07/15/22             487,500
                                                                                                         ---------------
                                                                                                                 701,563
                                                                                                         ---------------

                  CABLE & SATELLITE - 2.2%
       1,500,000  CCOH Safari LLC ........................................     5.75%        12/01/24           1,524,375
       1,000,000  Cequel Communications Holdings I
                     LLC/Cequel Capital Corp. (e) ........................     5.13%        12/15/21             982,500
       1,000,000  DISH DBS Corp. (e) .....................................     5.88%        11/15/24           1,007,500
                                                                                                         ---------------
                                                                                                               3,514,375
                                                                                                         ---------------

                  CASINOS & GAMING - 1.9%
         550,000  Caesars Growth Properties Holdings
                     LLC/Caesars Growth Properties
                     Finance, Inc. (e) ...................................     9.38%        05/01/22             470,250
          50,000  MGM Resorts International ..............................     8.63%        02/01/19              56,625
       1,850,000  MGM Resorts International ..............................     7.75%        03/15/22           2,053,500
         500,000  Station Casinos LLC ....................................     7.50%        03/01/21             527,500
                                                                                                         ---------------
                                                                                                               3,107,875
                                                                                                         ---------------

                  CONSTRUCTION MACHINERY & HEAVY TRUCKS - 0.0%
          50,000  Oshkosh Corp............................................     5.38%        03/01/22              51,500
                                                                                                         ---------------

                  CONSUMER FINANCE - 0.1%
         125,000  Nationstar Mortgage LLC/Nationstar
                     Capital Corp.........................................     6.50%        08/01/18             116,563
                                                                                                         ---------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                   STATED        STATED
     VALUE                              DESCRIPTION                            COUPON       MATURITY          VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  FOOD DISTRIBUTORS - 0.2%
$        312,000  KeHE Distributors LLC/KeHE Finance Corp. (e) ...........     7.63%        08/15/21     $       331,500
                                                                                                         ---------------

                  HEALTH CARE EQUIPMENT - 1.5%
         333,000  Alere, Inc..............................................     6.50%        06/15/20             341,325
         500,000  DJO Finance LLC/DJO Finance Corp........................     8.75%        03/15/18             515,000
         400,000  Kinetic Concepts, Inc./KCI USA, Inc.....................    10.50%        11/01/18             440,000
       1,000,000  Kinetic Concepts, Inc./KCI USA, Inc.....................    12.50%        11/01/19           1,110,000
                                                                                                         ---------------
                                                                                                               2,406,325
                                                                                                         ---------------

                  HEALTH CARE FACILITIES - 2.4%
         600,000  Amsurg Corp. (e) .......................................     5.63%        07/15/22             623,250
       1,100,000  CHS/Community Health Systems, Inc.......................     6.88%        02/01/22           1,173,837
         300,000  HealthSouth Corp........................................     5.75%        11/01/24             311,250
         500,000  Kindred Healthcare, Inc.................................     6.38%        04/15/22             483,750
       1,000,000  Select Medical Corp.....................................     6.38%        06/01/21           1,011,125
         250,000  Vantage Oncology LLC/Vantage Oncology
                     Finance Co. (e) .....................................     9.50%        06/15/17             242,500
                                                                                                         ---------------
                                                                                                               3,845,712
                                                                                                         ---------------

                  INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.7%
         650,000  Dynegy Finance I, Inc./Dynegy Finance II,
                     Inc. (e) ............................................     7.63%        11/01/24             670,312
         500,000  NRG Energy, Inc.........................................     6.25%        07/15/22             516,250
                                                                                                         ---------------
                                                                                                               1,186,562
                                                                                                         ---------------

                  INTEGRATED TELECOMMUNICATION SERVICES - 0.4%
         110,000  Frontier Communications Corp............................     6.25%        09/15/21             113,575
         110,000  Frontier Communications Corp............................     6.88%        01/15/25             111,787
         500,000  Windstream Corp.........................................     7.75%        10/01/21             510,000
                                                                                                         ---------------
                                                                                                                 735,362
                                                                                                         ---------------

                  LEISURE FACILITIES - 0.8%
       1,200,000  Six Flags Entertainment Corp. (e) ......................     5.25%        01/15/21           1,221,000
                                                                                                         ---------------

                  LIFE SCIENCES TOOLS & SERVICES - 2.0%
       1,500,000  Crimson Merger Sub, Inc. (e) ...........................     6.63%        05/15/22           1,299,375
       1,000,000  Immucor, Inc............................................    11.13%        08/15/19           1,080,000
         145,000  inVentiv Health, Inc. (e) (g) ..........................    10.00%        08/15/18             141,012
         500,000  inVentiv Health, Inc. (e) ..............................    11.00%        08/15/18             460,000
         250,000  inVentiv Health, Inc. (e) ..............................    11.00%        08/15/18             227,500
                                                                                                         ---------------
                                                                                                               3,207,887
                                                                                                         ---------------

                  MOVIES & ENTERTAINMENT - 0.1%
         125,000  Cinemark USA, Inc.......................................     4.88%        06/01/23             120,469
                                                                                                         ---------------

                  OFFICE REITS - 0.2%
         375,000  DuPont Fabros Technology L.P............................     5.88%        09/15/21             390,938
                                                                                                         ---------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                   STATED        STATED
     VALUE                              DESCRIPTION                            COUPON       MATURITY          VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  OIL & GAS EXPLORATION & PRODUCTION - 0.7%
$        500,000  American Energy-Permian Basin LLC/AEPB
                     Finance Corp. (e) ...................................     7.13%        11/01/20     $       370,000
         125,000  American Energy-Permian Basin LLC/AEPB
                     Finance Corp. (e) ...................................     7.38%        11/01/21              93,125
         500,000  Rice Energy, Inc........................................     6.25%        05/01/22             485,000
         125,000  Sanchez Energy Corp. (e) ...............................     6.13%        01/15/23             111,250
                                                                                                         ---------------
                                                                                                               1,059,375
                                                                                                         ---------------

                  OIL & GAS REFINING & MARKETING - 0.2%
         250,000  CITGO Petroleum Corp. (e) ..............................     6.25%        08/15/22             243,750
          62,500  Murphy Oil USA, Inc.....................................     6.00%        08/15/23              66,406
                                                                                                         ---------------
                                                                                                                 310,156
                                                                                                         ---------------

                  OIL & GAS STORAGE & TRANSPORTATION - 0.5%
         575,000  Crestwood Midstream Partners
                     L.P./Crestwood Midstream Finance
                     Corp.................................................     6.13%        03/01/22             562,063
         188,000  Summit Midstream Holdings LLC/Summit
                     Midstream Finance Corp...............................     5.50%        08/15/22             181,890
                                                                                                         ---------------
                                                                                                                 743,953
                                                                                                         ---------------

                  PACKAGED FOODS & MEATS - 0.6%
         380,000  JBS USA LLC/JBS USA Finance, Inc. (e) ..................     7.25%        06/01/21             393,300
         500,000  JBS USA LLC/JBS USA Finance, Inc. (e) ..................     7.25%        06/01/21             517,500
                                                                                                         ---------------
                                                                                                                 910,800
                                                                                                         ---------------

                  PHARMACEUTICALS - 0.4%
         115,000  Endo Finance LLC/Endo Ltd./Endo Finco,
                     Inc. (e) ............................................     6.00%        02/01/25             118,091
         500,000  Par Pharmaceutical Cos., Inc............................     7.38%        10/15/20             528,750
                                                                                                         ---------------
                                                                                                                 646,841
                                                                                                         ---------------

                  RESTAURANTS - 0.2%
         300,000  Seminole Hard Rock Entertainment,
                     Inc./Seminole Hard Rock International
                     LLC (e) .............................................     5.88%        05/15/21             300,750
                                                                                                         ---------------

                  SPECIALIZED REITS - 0.5%
         500,000  Geo Group (The), Inc....................................     5.88%        01/15/22             520,000
         250,000  Geo Group (The), Inc....................................     5.88%        10/15/24             258,750
                                                                                                         ---------------
                                                                                                                 778,750
                                                                                                         ---------------

                  SPECIALTY CHEMICALS - 0.5%
         900,000  Hexion U.S. Finance Corp................................     6.63%        04/15/20             849,938
                                                                                                         ---------------

                  SYSTEMS SOFTWARE - 0.5%
         375,000  BMC Software Finance, Inc. (e) .........................     8.13%        07/15/21             329,531
         500,000  BMC Software, Inc.......................................     7.25%        06/01/18             480,000
                                                                                                         ---------------
                                                                                                                 809,531
                                                                                                         ---------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                   STATED        STATED
     VALUE                              DESCRIPTION                            COUPON       MATURITY          VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  TRADING COMPANIES & DISTRIBUTORS - 0.7%
$        600,000  BlueLine Rental Finance Corp. (e) ......................     7.00%        02/01/19     $       589,125
         500,000  Vander Intermediate Holding II Corp. (e)
                     (h) .................................................     9.75%        02/01/19             488,750
                                                                                                         ---------------
                                                                                                               1,077,875
                                                                                                         ---------------

                  TRUCKING - 0.5%
         600,000  Avis Budget Car Rental LLC/Avis Budget
                     Finance, Inc. (e) ...................................     5.13%        06/01/22             603,000
         125,000  Avis Budget Car Rental LLC/Avis Budget
                     Finance, Inc.........................................     5.50%        04/01/23             128,125
                                                                                                         ---------------
                                                                                                                 731,125
                                                                                                         ---------------

                  WIRELESS TELECOMMUNICATION SERVICES - 1.6%
       1,350,000  Sprint Corp.............................................     7.25%        09/15/21           1,354,725
         750,000  T-Mobile USA, Inc.......................................     6.73%        04/28/22             780,000
         200,000  T-Mobile USA, Inc.......................................     6.00%        03/01/23             205,000
         200,000  T-Mobile USA, Inc.......................................     6.63%        04/01/23             208,500
                                                                                                         ---------------
                                                                                                               2,548,225
                                                                                                         ---------------
                  TOTAL CORPORATE BONDS AND NOTES .....................................................       41,010,558
                  (Cost $41,348,619)                                                                     ---------------

FOREIGN CORPORATE BONDS AND NOTES - 6.5%

                  AEROSPACE & DEFENSE - 0.7%
         750,000  Bombardier, Inc. (e) ...................................     7.75%        03/15/20             757,031
         333,000  Bombardier, Inc. (e) ...................................     6.00%        10/15/22             315,518
                                                                                                         ---------------
                                                                                                               1,072,549
                                                                                                         ---------------

                  ALTERNATIVE CARRIERS - 1.1%
       1,750,000  Intelsat Luxembourg S.A.................................     7.75%        06/01/21           1,741,250
                                                                                                         ---------------

                  CABLE & SATELLITE - 0.2%
         250,000  Virgin Media Finance PLC (e) ...........................     6.00%        10/15/24             264,063
                                                                                                         ---------------

                  DIVERSIFIED CHEMICALS - 0.6%
         700,000  INEOS Group Holdings S.A. (e) ..........................     6.13%        08/15/18             680,750
         250,000  INEOS Group Holdings S.A. (e) ..........................     5.88%        02/15/19             238,125
                                                                                                         ---------------
                                                                                                                 918,875
                                                                                                         ---------------

                  INTEGRATED TELECOMMUNICATION SERVICES - 0.2%
         400,000  Altice Financing S.A. (e) ..............................     6.63%        02/15/23             400,000
                                                                                                         ---------------

                  METAL & GLASS CONTAINERS - 0.6%
          62,000  Ardagh Packaging Finance PLC/Ardagh
                     Holdings USA, Inc. (e) ..............................     6.25%        01/31/19              60,605
         114,706  Ardagh Packaging Finance PLC/Ardagh
                     Holdings USA, Inc. (e) ..............................     7.00%        11/15/20             113,415
         750,000  Ardagh Packaging Finance PLC/Ardagh
                     Holdings USA, Inc. (e) ..............................     6.75%        01/31/21             736,875
                                                                                                         ---------------
                                                                                                                 910,895
                                                                                                         ---------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                   STATED        STATED
     VALUE                              DESCRIPTION                            COUPON       MATURITY          VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                  PHARMACEUTICALS - 1.4%
$      1,200,000  Capsugel S.A. (e) (i) ..................................     7.00%        05/15/19     $     1,224,750
       1,000,000  Mallinckrodt International Finance S.A./
                     Mallinckrodt CB LLC (e) .............................     5.75%        08/01/22           1,033,750
                                                                                                         ---------------
                                                                                                               2,258,500
                                                                                                         ---------------

                  RESEARCH & CONSULTING SERVICES - 0.5%
         825,000  Nielsen Co. Luxembourg S.A.R.L. (The) (e) ..............     5.50%        10/01/21             851,812
                                                                                                         ---------------

                  RESTAURANTS - 0.7%
       1,150,000  1011778 BC ULC/New Red Finance, Inc. (e) ...............     6.00%        04/01/22           1,184,500
                                                                                                         ---------------

                  SECURITY & ALARM SERVICES - 0.5%
         750,000  Garda World Security Corp. (e) .........................     7.25%        11/15/21             735,000
                                                                                                         ---------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES .............................................       10,337,444
                  (Cost $10,500,516)                                                                     ---------------

                  TOTAL INVESTMENTS - 95.3% ...........................................................      152,271,907
                  (Cost $155,092,947) (j)

                  NET OTHER ASSETS AND LIABILITIES - 4.7% .............................................        7,487,844
                                                                                                         ---------------

                  NET ASSETS - 100.0% .................................................................  $   159,759,751
                                                                                                         ===============


-----------------------------
(a) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at January 31, 2015. When a range of rates is disclosed the Fund holds more than one contract within the same tranche at varying rates.

(b) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(c)   This borrower has filed for protection in federal bankruptcy court.

(d) This issuer is in default but interest is still being accrued by the Fund and paid by the issuer.

(e) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At January 31, 2015, securities noted as such amounted to $28,118,734 or 17.60% of net assets.


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2015 (UNAUDITED)


(f) These notes are Senior Payment-in-Kind ("PIK") Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 7.125% per annum ("Cash Interest Rate") and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the fiscal period ended January 31, 2015, this security paid all of its interest in cash.

(g) These notes are PIK Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 10.00% per annum and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. The first interest payment is scheduled for February 15, 2015.

(h) These notes are PIK Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 9.75% per annum and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the fiscal period ended January 31, 2015, this security paid all of its interest in cash.

(i) These notes are PIK Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 7.00% per annum and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the fiscal period ended January 31, 2015, this security paid all of its interest in cash.

(j) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $765,698 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,586,738.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of January 31, 2015 is as follows (see Note 2A Portfolio Valuation in the Notes to Quarterly Portfolio of Investments):

                                                                                    LEVEL 2       LEVEL 3
                                                         TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                                                        VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
                                                       1/31/2015       PRICES        INPUTS        INPUTS
INVESTMENTS                                           ------------  ------------  ------------  ------------
Senior Floating-Rate Loan Interests* ...............  $100,923,905  $         --  $100,923,905  $         --
Corporate Bonds and Notes* .........................    41,010,558            --    41,010,558            --
Foreign Corporate Bonds and Notes* .................    10,337,444            --    10,337,444            --
                                                      ------------  ------------  ------------  ------------
Total Investments ..................................  $152,271,907  $         --  $152,271,907  $         --
                                                      ============  ============  ============  ============

*See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at January 31, 2015.


                See Notes to Quarterly Portfolio of Investments

--------------------------------------------------------------------------------
NOTES TO QUARTERLY PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          JANUARY 31, 2015 (UNAUDITED)


                                1. ORGANIZATION

First Trust Short Duration High Income Fund (the "Fund") is a series of the First Trust Series Fund (the "Trust"), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers three classes of shares: Class A, Class C and Class I. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.

                     2. VALUATION AND INVESTMENT PRACTICES

A. PORTFOLIO VALUATION:

The net asset value ("NAV") for each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV for each class is calculated by dividing the value of the Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees, if any, and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third party pricing service or are determined by the Pricing Committee of the Trust's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      The Senior Floating-Rate Loan Interests ("Senior Loans")(1) in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

-----------------------------

(1) The terms "security" and "securities" used throughout the Notes to Quarterly Portfolio of Investments include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO QUARTERLY PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          JANUARY 31, 2015 (UNAUDITED)


      Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of a security;

      4)    the financial statements of the borrower/issuer;

      5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;

      11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

      12)   borrower's/issuer's competitive position within the industry;

      13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

      14)   other relevant factors.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

--------------------------------------------------------------------------------
NOTES TO QUARTERLY PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          JANUARY 31, 2015 (UNAUDITED)


      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of January 31, 2015, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. The Fund did not have any when-issued, delayed-delivery or forward purchase commitments as of January 31, 2015.

C. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund did not have any unfunded delayed draw loan commitments as of January 31, 2015.

ITEM 2. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                First Trust Series Fund
              ---------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: March 20, 2015
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: March 20, 2015
     -----------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: March 20, 2015
     -----------------

* Print the name and title of each signing officer under his or her signature.